X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X
                                                                              X
X                                (CORPORATE LOGO)                             X
X                                                                             X
X       NUMBER                                                      SHARES    X
      PA                                                                      X
X                                                                             X
                                TEREX CORPORATION          CUSIP 880 779 20 2 X
X                                                                             X
X  INCORPORATED UNDER THE LAWS                      OF THE STATE OF DELAWARE  X
X                                                                             X
X                  THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK               X
X                                                                             X
X                                                                             X
X                                                                             X
X    This Certifies that                                                      X
X                                                                             X
X                                                                             X
X                                                                             X
X    is the owner of                                                          X
X                                                                             X
X                                                                             X
X fully paid and non-assessable shares of Series A Cumulative Redeemable X X Convertible Preferred Stock with one cent par value of Terex Corporation X X transferable on the books of the Corporation by the holder hereof in X X person or by duly authorized attorney upon surrender of this certificate X X properly endorsed. This certificate and the shares represented hereby X
X    are issued and shall be held subject to all the provisions of the        X
X    Certificate of Incorporation and the By-Laws of the Corporation and all  X
X    amendments thereto, copies of which are kept on file with the Transfer   X
X    Agent to all of which the holder by acceptance hereof assents.  This     X
X    certificate is not valid until countersigned by the Transfer Agent and   X
X    registered by the Registrar.                                             X
X    (CORPORATE SEAL)  Witness the seal of the Corporation and the signatures X
X                      of its duly authorized officers.                       X
X                      Dated:                                                 X
X                                                                             X
X                   /s/ Marvin B. Rosenberg       /s/ Randolph W. Lenz        X
X                   SECRETARY                     CHAIRMAN OF THE BOARD       X
X                                                                             X
X                                                                             X
X  (margin text)    COUNTERSIGNED AND REGISTERED:                             X
X                   MELLON SECURITIES TRUST COMPANY                           X
X                                                 TRANSFER AGENT              X
X                                                 AND REGISTRAR,              X
X                   BY                                                        X
X                                                                             X
X                                                 AUTHORIZED SIGNATURE.       X
X                                                                             X
X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X


(verso text)

                               TEREX CORPORATION

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE, TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.
     TEN COM -- as tenants in common              UNIF GIFT MIN ACT --
     TEN ENT -- as tenants by the entireties      _________ Custodian ________
     JT TEN  -- as joint tenants with right of      (Cust)            (Minor)
                survivorship and not as           under Uniform Gifts to Minors
                tenants in common                 Act _______________
                                                        (State)

    Additional abbreviations may also be used though not in the above list.

       For value received, ________ hereby sell, assign and tranfer unto PLEASE INSERT SOCIAL SECURITY OF OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________/________________________________________________

_______________________________________________________________________________
                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE.

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________

_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ________________________


                        _______________________________

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 OR RULE 144A UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES.


(margin text)       NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                    WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                    IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR
                    ANY CHANGE WHATEVER.